DELAWARE(SM)
INVESTMENTS
-----------


Delaware Trend Fund

Growth of Capital

2001 SEMI-ANNUAL REPORT




(Growth of Capital Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders              1

Portfolio Management
 Review                             3

Performance Summary                 5

Financial Statements

   Statement of Net Assets          6

   Statement of Operations          8

   Statements of Changes in
   Net Assets                       9

   Financial Highlights            10

   Notes to Financial
   Statements                      14




A Commitment to Our Investors

Experience
[ ] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ] We strive to deliver consistently good performance in all asset classes.

[ ] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[ ] We are committed to providing the highest standards of client service.

[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[ ] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[ ] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.


Our commitments have earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.





Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(c)Delaware Distributors, L.P.

Dear Shareholder


February 5, 2001

Recap of Events -- U.S. stocks gave up significant ground during the six months ended December 31, 2000, as investors worried about future corporate profitability amid a sharper-than-expected slowdown in the U.S. economy. Several bouts of heavy selling, especially in the technology sector, led stock market indexes lower. From July 1, 2000 through December 31, 2000, the S&P 500 Index declined 8.71%. The technology-driven Nasdaq Composite Index fell a staggering 37.71% for the six-month period.

Historically, the final months of the year show a tendency to bring market recoveries when stocks endure losses in September and October. In 2000, however, late autumn produced no relief from volatility. In fact, weak stock performance in November 2000 factored heavily into the six-month results in this report. November profit warnings by a growing number of U.S. companies likely contributed to more aggressive selling by investors, as did uncertainty over the outcome of the U.S. Presidential election. As a result, the S&P 500 Index fell 7.88% in November alone. The Nasdaq Composite Index sank 22.90% for the month -- its second-worst monthly return in three decades.

Delaware Trend Fund provided a disappointing absolute return of -19.13% for the six months ended December 31, 2000 (Class A shares at net asset value with distributions reinvested). Our results were consistent with those of other funds that invest a large portion of their assets in technology and related industries, as evidenced by the -16.67% return of the Lipper Mid-Cap Growth Funds Average during the six-month period. Your Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned -23.37% for the six-month period.

We attribute Delaware Trend Fund's lackluster six-month results to the challenges of the market environment during the period. A slowing economy and deteriorating investor confidence in the technology sector provided a challenging backdrop. We attribute the Fund's outperformance of its benchmark index to strong individual stock selection by management, especially in the technology sector. During a period in which investor sentiment turned strongly against technology in general, your Fund's technology holdings were not as greatly damaged as those in the benchmark.



Total Return
For the Period Ended December 31, 2000                           Six Months
--------------------------------------------------------------------------------
Delaware Trend Fund -- Class A Shares                             -19.13%
--------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average (279 funds)                   -16.67%
Russell 2000 Growth Index                                         -23.37%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of mid-capitalization mutual funds tracked by Lipper (Source:
Lipper, Inc.). The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with high price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. Past performance does not guarantee future results.

Market Outlook -- As we look ahead to 2001 and beyond, we are optimistic that we will see growth in many of the sectors in which your Fund invests. In our opinion, investors seeking long-term capital appreciation have a strong possibility of being rewarded by investing in small and mid-cap stocks.

On a cautionary note, we expect more companies to miss earnings projections in the short term, given the fact that parts of the economy are still decelerating. After the close of our reporting period, the Federal Reserve Board began lowering interest rates in an effort to stabilize a U.S. economy that was slowing faster than anticipated. Although we applaud the effort and think it greatly enhances the prospects for economic growth in 2001, we realize that the direction of the U.S. economy cannot be turned on a dime. We expect that positive effects of the rate decrease will become evident later this year.

The performance of U.S. stocks over the recent six-month period may have prompted you to reflect on your own investment portfolio. The market's recent struggles have taught us once again that the time-tested principles of sound investing remain unchanged. As always, we encourage investors to diversify assets and follow a regular investment plan. We also recommend keeping a long investment time horizon, regardless of short-term outlooks for individual markets.

On the following pages, Gerald Frey, portfolio manager of Delaware Trend Fund, reflects on the events of the past six months and discusses his personal outlook. We thank you for staying the course over the past six months, and for your continued confidence in Delaware Investments.



Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
-----------------------------             --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

          Gerald S. Frey
Senior Portfolio Manager

        February 5, 2001





The Fund's Results
Concerns about future economic growth resulted in negative returns for many major indexes in the second half of 2000. Growth stocks were particularly hard hit as investor concern heightened over the ability of growth companies to deliver continued increases in sales and earnings in the face of a weakening economy. The Nasdaq Composite Index was down more than 37% during the six month period, and as of December 31, 2000 was off more than 50% from its all-time high set in March. The Nasdaq performance is especially significant given that 70% of Delaware Trend Fund's stock holdings are traded on the Nasdaq exchange.

Our portfolio's returns mirrored those of the overall market, with a return of -19.13% for the six-month period (Class A shares at net asset value with distributions reinvested). Our portfolio did, however, outperform the benchmark Russell 2000 Growth Index by more than four percentage points during the period. Looked at from a longer-term viewpoint, we believe investors should be encouraged by the fact that the portfolio has increased more than 81% over the last three years on an aggregate basis, for an average annual total return of almost 22% over that period.

Portfolio Highlights
Technology holdings represented our largest weighting during the six-month period ended December 31, 2000. Many of the technology holdings that contributed to the positive performance of recent years were the hardest hit issues during the period. For the six-month period, the overall value of your Fund's technology holdings fell by approximately 32%. This return was better than the technology sector of the Russell 2000 Growth Index, which posted a 46% drop during the six-month period. Two of our larger holdings, Network Appliance and Micrel, were each down more than 20% during the period, but were still up 54% and 18%, respectively, for the entire year 2000.

Tut Systems was the biggest contributor to the negative performance of the period. Tut Systems designs, develops and markets advanced communications products. Its stock declined during the period as the company issued warnings about future growth prospects. We have exited from this position because of our lowered growth expectations.

Despite the overall weakness of the market, there were still some companies that posted sizable gains during the period. Manugistics Group and Applied Micro Circuits were each up over 50% based on the expectation of continuing earnings and revenue growth.

Delaware Trend Fund
Sector Allocation
As of December 31, 2000

Business Services 4.34%
 Cable, Media & Publishing 2.61%
  Consumer Products 1.18%
   Computers & Technology 18.90%
    Telecommunications 15.17%
     Healthcare & Pharmaceuticals 10.16%
      Retail 9.56%

                               [GRAPHIC OMITTED]

Other Stocks 5.85%
 Banking, Finance & Insurance 7.37%
  Cash & Other Assets 7.75%
   Leisure, Lodging & Entertainment 8.53%
    Electronics & Electrical 8.58%


As the market began to anticipate an overall economic slowdown this past fall, stocks in other sectors were impacted as well. Radio One was down substantially during the period based on forecasts of a slowdown in radio advertising revenues. Retailers such as Tweeter Home Entertainment and Dollar Tree Stores were also down based on anticipation of lower-than-forecasted sales.

Financial stocks, such as Doral Financial and Dime Bancorp were among our best-performing holdings during the period. These stocks were up in response to the expectation of future Federal Reserve interest rate cuts and increased merger and acquisition activity.

Outlook
It is our opinion that the recent signs of a slowing economy will prove to be correct. Near-term growth will fall short of the levels posted in recent years. Even in a slowing economy, there will still be companies that will continue to post gains in sales and earnings. In this environment, we will maintain our focus on those companies most likely to deliver these gains.

Top 10 Holdings
As of December 31, 2000

Company                                                  Percentage of Portfolio
--------------------------------------------------------------------------------
 1. Applied Micro Circuits                                          4.1%
--------------------------------------------------------------------------------
 2. Henry (Jack) & Associates                                       3.7%
--------------------------------------------------------------------------------
 3. Veritas Software                                                2.8%
--------------------------------------------------------------------------------
 4. Network Appliance                                               2.8%
--------------------------------------------------------------------------------
 5. NetIQ                                                           2.7%
--------------------------------------------------------------------------------
 6. Mettler-Toledo International                                    2.6%
--------------------------------------------------------------------------------
 7. Dycom Industries                                                2.6%
--------------------------------------------------------------------------------
 8. Micrel                                                          2.5%
--------------------------------------------------------------------------------
 9. CEC Entertainment                                               2.5%
--------------------------------------------------------------------------------
10. The Cheesecake Factory                                          2.1%
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks capital appreciation
by investing primarily in securities
of emerging or other growth-
oriented companies.

Total Fund Net Assets
As of December 31, 2000
$1.48 billion

Number of Holdings
As of December 31, 2000
81

Fund Start Date
October 3, 1968

Your Fund Management
Gerald S. Frey leads the
Delaware Investments growth team.
He holds a BA in Economics from
Bloomsburg University and
attended Wilkes College and New
York University. Prior to joining
Delaware Investments in 1996, he
was a Senior Director with Morgan
Grenfell Capital Management in
New York.


Nasdaq Symbols
Class A:  DELTX
Class B:  DERBX
Class C:  DETCX


DELAWARE TREND FUND PERFORMANCE
-------------------------------



Average Annual Total Returns
Through December 31, 2000          Lifetime    10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/3/68)
      Excluding Sales Charge       +10.69%     +23.18%     +19.12%     -6.79%
      Including Sales Charge       +10.49%     +22.45%     +17.72%    -12.14%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
      Excluding Sales Charge       +20.01%                 +18.25%     -7.47%
      Including Sales Charge       +20.01%                 +18.04%    -11.73%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
      Excluding Sales Charge       +18.92%                 +18.26%     -7.39%
      Including Sales Charge       +18.92%                 +18.26%     -8.25%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and Class C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual service and distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended December 31, 2000 for Delaware Trend Fund Institutional Class shares were +10.76%, +23.43%, +19.43% and -6.52%, respectively. The Institutional Class shares were originally made available without sales charges only to certain eligible institutional accounts on November 23, 1992. Institutional Class performance prior to that date is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A.

Nasdaq Symbol Institutional Class: DGTIX

Statement of Net Assets

DELAWARE TREND FUND
-------------------


                                                     Number of       Market
December 31, 2000 (Unaudited)                        Shares          Value
--------------------------------------------------------------------------------
 Common Stock - 92.25%
 Banking, Finance & Insurance - 7.37%
*Americredit ....................................    425,100      $ 11,583,975
 Dime Bancorp ...................................    740,200        21,882,162
 Doral Financial ................................    490,300        11,859,131
 Everest Re Group ...............................     91,700         6,568,013
 Metris .........................................    443,150        11,660,384
 PartnerRe ......................................    236,200        14,408,200
 Radian Group ...................................    245,800        18,450,363
 Webster Financial ..............................    452,400        12,808,575
                                                                  ------------
                                                                   109,220,803
                                                                  ------------
 Buildings & Materials - 0.68%
 D.R. Horton ....................................    108,100         2,641,694
 Kaufman & Broad Home ...........................    220,900         7,441,569
                                                                  ------------
                                                                    10,083,263
                                                                  ------------
 Business Services - 4.34%
*BISYS Group ....................................    441,600        23,018,400
*Corporate Executive Board ......................    518,300        20,610,523
*Resources Connection ...........................     96,600         1,835,400
 True North Communications ......................    350,100        14,879,250
*Watson Wyatt & Company .........................    167,300         3,931,550
                                                                  ------------
                                                                    64,275,123
                                                                  ------------
 Cable, Media & Publishing - 2.61%
*Getty Images ...................................    822,300        26,313,600
*Mediacom Communications ........................    721,500        12,400,781
                                                                  ------------
                                                                    38,714,381
                                                                  ------------
 Computers & Technology - 18.90%
*Agile Software .................................    334,200        16,501,125
*Broadbase Software .............................  1,623,900        10,149,375
*Cacheflow ......................................    261,200         4,456,725
*Carescience ....................................    452,700           339,525
*Digital Insight ................................    300,700         5,431,394
*ESpeed .........................................    452,000         7,090,750
*Extensity ......................................    293,700         1,766,789
*Hall, Kinion & Associates ......................    335,900         6,759,988
 Henry (Jack) & Associates ......................    890,500        55,322,313
*i2 Technologies ................................    530,770        28,860,619
*Manugistics Group ..............................    276,400        15,754,800
*NetIQ ..........................................    453,400        39,615,825
*Onyx Software ..................................    472,500         5,197,500
*Peregrine Systems ..............................  1,066,000        21,053,500
*RSA Security ...................................    182,100         9,628,538
*Veritas Software ...............................    480,600        42,052,500
*WebEx Communications ...........................    487,200        10,170,300
                                                                  ------------
                                                                   280,151,566
                                                                  ------------
 Consumer Products - 1.18%
*Gemstar-TV Guide International .................    378,200        17,539,025
                                                                  ------------
                                                                    17,539,025
                                                                  ------------

                                                     Number of       Market
                                                     Shares          Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Consumer Services - 0.87%
*Bright Horizons Family Solutions ...............    496,100      $ 12,960,612
                                                                  ------------
                                                                    12,960,612
                                                                  ------------
 Electronics & Electrical - 8.58%
*Applied Micro Circuits .........................    811,800        60,923,053
*CoorsTek .......................................    209,300         6,566,787
*Micrel .........................................  1,118,000        37,662,625
*PMC-Sierra .....................................    280,100        22,022,863
                                                                  ------------
                                                                   127,175,328
                                                                  ------------
 Food, Beverage & Tobacco - 0.99%
*American Italian Pasta .........................    379,900        10,186,069
 Morrison Management Specialists ................    129,580         4,523,638
                                                                  ------------
                                                                    14,709,707
                                                                  ------------
 Healthcare & Pharmaceuticals - 10.16%
*CIMA Labs ......................................    580,700        37,781,793
*Cubist Pharmaceuticals .........................    334,400         9,697,600
*Esperion Therapeutics ..........................    361,400         3,930,225
*Exelixis .......................................    125,300         1,832,512
*Inhale Therapeutic Systems .....................    503,500        25,426,750
*Inspire Pharmaceuticals ........................    456,900        11,907,956
*Intrabiotics Pharmaceuticals ...................    708,300         6,817,388
*Neurocrine Biosciences .........................    597,400        19,788,875
*QLT Phototheraputics ...........................    305,900         8,565,200
*Trimeris .......................................    372,500        20,440,938
*United Therapeutics ............................    296,700         4,376,325
                                                                  ------------
                                                                   150,565,562
                                                                  ------------
 Industrial Machinery - 0.08%
*Spinnaker Industries ...........................    135,500         1,211,031
                                                                  ------------
                                                                     1,211,031
                                                                  ------------
 Leisure, Lodging & Entertainment - 8.53%
*CEC Entertainment ..............................  1,069,400        36,493,275
*California Pizza Kitchen .......................    130,000         3,672,500
*Extended Stay America ..........................  1,004,100        12,902,685
 Ruby Tuesday ...................................    794,200        12,111,550
*Sonic Corp. ....................................  1,023,300        23,855,681
*The Cheesecake Factory .........................    806,000        30,930,250
*Westwood One ...................................    335,000         6,469,688
                                                                  ------------
                                                                   126,435,629
                                                                  ------------
 Miscellaneous - 2.64%
*Mettler-Toledo International ...................    719,700        39,133,688
                                                                  ------------
                                                                    39,133,688
                                                                  ------------

                                                     Number of       Market
Delaware Trend Fund                                  Shares          Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Retail - 9.56%
*American Eagle Outfitters .....................     494,700    $   20,901,075
*Cost Plus .....................................     786,275        23,096,828
*Dollar Tree Stores ............................   1,170,075        28,666,837
*Duane Reade ...................................     649,800        19,859,512
*Linens N Things ...............................     889,700        24,577,963
 MSC Industrial Direct .........................     489,100         8,834,369
*Too ...........................................     617,800         7,722,500
*Tweeter Home Entertainment Group ..............     669,100         8,154,656
                                                                --------------
                                                                   141,813,740
                                                                --------------
*Telecommunications - 15.17%
*Advanced Fibre Communications .................     931,400        16,823,412
*Dycom .........................................   1,079,150        38,781,953
*Leap Wireless .................................     226,300         5,657,500
*Network Appliance .............................     649,900        41,745,920
*SBA Communications ............................     674,900        27,713,081
*Tekelec .......................................     991,800        29,754,000
*Transwitch ....................................     414,300        16,209,488
*West Teleservices .............................     837,000        23,540,625
*Western Multiplex .............................     630,400         4,334,000
*XO Communications .............................   1,146,000        20,413,125
                                                                --------------
                                                                   224,973,104
                                                                --------------
 Transportation & Shipping - 0.59%
 Gatx ..........................................     176,600         8,807,925
                                                                --------------
                                                                     8,807,925
                                                                --------------
 Total Common Stock
 (cost $1,053,730,268) .........................                 1,367,770,487
                                                                --------------
                                                   Principal
                                                    Amount

 Repurchase Agreements - 7.16%
 With BNP Paribas 6.00% 1/2/01
   (dated 12/29/00, collateralized by $10,858,000
   U.S.Treasury Notes 11.625% due 11/15/02,
   market value $12,244,155 and $4,670,000
   U.S. Treasury Notes 11.875% due 11/15/03,
   market value $5,564,288 and $16,071,000
   U.S. Treasury Notes 11.625% due 11/15/04,
   market value $19,926,791) ................... $36,919,000        36,919,000
 With Chase Manhattan 5.85% 1/2/01
   (dated 12/29/00, collateralized by $36,523,000
   U.S. Treasury Notes 6.00% due 9/30/02,
   market value $37,546,388) ...................  36,612,000        36,612,000
 With J.P. Morgan Securities 5.90% 1/2/01
   (dated 12/29/00, collateralized by
   $29,969,000 U.S. Treasury Bills due 3/29/01,
   market value $29,666,360 and $3,240,000
   U.S. Treasury Notes 10.75% due 5/15/03,
   market value $3,680,520) ....................  32,576,000        32,576,000
                                                                --------------
 Total Repurchase Agreements
   (cost $106,107,000) .........................                   106,107,000
                                                                --------------

--------------------------------------------------------------------------------
 Total Market Value of Securities - 99.41%
   (cost $1,159,837,268) ...................................    $1,473,877,487
 Receivables and Other Assets
   Net of Liabilities - 0.59% ..............................         8,704,235
                                                                --------------
 Net Assets Applicable to 71,837,102
   Shares Outstanding - 100.00% ............................    $1,482,581,722
                                                                --------------
 Net Asset Value - Delaware
   Trend Fund Class A ($848,107,889 / 40,716,659 Shares) ...            $20.83
                                                                        ------
 Net Asset Value - Delaware
   Trend Fund Class B ($247,645,864 / 12,735,993 Shares) ...            $19.44
                                                                        ------
 Net Asset Value - Delaware
   Trend Fund Class C ($102,233,049 / 5,167,052 Shares) ....            $19.79
                                                                        ------
 Net Asset Value - Delaware
   Trend Fund Institutional Class
   ($284,594,920 / 13,217,398 Shares) ......................            $21.53
                                                                        ------
----------------------
*Non-income producing security for the period ended December 31, 2000.

 Components of Net Assets at December 31, 2000:
 Shares of beneficial interest
   (unlimited authorization - no par) ......................    $1,291,568,483
 Accumulated net investment loss ...........................        (5,205,420)
 Accumulated net realized
  loss on investments ......................................      (117,821,560)
 Net unrealized appreciation of investments ................       314,040,219
                                                                --------------
 Total net assets ..........................................    $1,482,581,722
                                                                ==============

 Net Asset Value and Offering Price
  per Share - Delaware Trend Fund
 Net asset value Class A (A) ...............................            $20.83
 Sales charge (5.75% of offering price
  or 6.10% of the amount
  invested per share) (B) ..................................             $1.27
                                                                        ------
 Offering price ............................................            $22.10
                                                                        ======

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Period Ended December 31, 2000 (Unaudited)               Delaware Trend Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ...........................................  $4,621,484
Dividends ..........................................     782,857  $   5,404,341
                                                      ----------
Expenses:
Management fees ....................................   5,576,720
Distribution expenses ..............................   3,073,804
Dividend disbursing and transfer agent
  fees and expenses ................................   1,338,699
Accounting and administration expenses .............     322,683
Reports and statements to shareholders .............     143,212
Registration fees ..................................      54,060
Custodian fees .....................................      43,264
Professional fees ..................................      34,333
Trustees' fees .....................................      15,300
Taxes (other than taxes on income) .................       5,400
Other ..............................................      31,533     10,639,008
                                                        --------  -------------
Less expenses paid indirectly ......................                    (29,247)
                                                                  -------------
Total expenses .....................................                 10,609,761
                                                                  -------------
Net Investment Loss ................................                 (5,205,420)
                                                                  -------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ...................               (104,020,774)
Net change in unrealized appreciation/depreciation
  of investments ...................................               (232,792,744)
                                                                  -------------
Net Realized and Unrealized Loss on Investments ....               (336,813,518)
                                                                  -------------

Net Decrease in Net Assets Resulting From Operations.             $(342,018,938)
                                                                  =============



                             See accompanying notes

Statements of Changes in Net Assets

                                                         Delaware Trend Fund
--------------------------------------------------------------------------------
                                                         Period       Year
                                                          Ended       Ended
                                                        12/31/00     6/30/00
                                                       (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment loss .............................. $  (5,205,420)  $ (9,103,781)
Net realized gain (loss) on investments ..........  (104,020,774)   190,915,137
Net change in unrealized appreciation/
  depreciation of investmets .....................  (232,792,744)   289,916,704
                                                   -----------------------------
Net increase (decrease) in net assets
  resulting from operations ......................  (342,018,938)   471,728,060
                                                   -----------------------------

Distributions to Shareholders From:
Net realized gain on investments
  Class A ........................................   (72,116,046)   (78,626,723)
  Class B ........................................   (20,379,237)   (15,755,215)
  Class C ........................................    (6,528,617)    (3,777,093)
  Institutional Class ............................   (20,671,748)   (13,226,766)
                                                   -----------------------------
                                                    (119,695,648)  (111,385,797)
                                                   -----------------------------

Capital Share Transactions:
Proceeds from shares sold:
  Class A ........................................   200,834,569    435,914,838
  Class B ........................................    94,929,792    111,700,059
  Class C ........................................    64,401,652     59,725,016
  Institutional Class ............................   142,880,948    203,103,443

Net asset value of shares issued upon
  reinvestment of distributions:
  Class A ........................................    68,984,588     73,178,682
  Class B ........................................    19,073,393     14,182,715
  Class C ........................................     6,160,915      3,360,375
  Institutional Class ............................    20,640,315     13,226,020
                                                   -----------------------------
                                                     617,906,172    914,391,148
                                                   -----------------------------
Cost of shares repurchased:
  Class A ........................................   (76,400,355)  (338,044,803)
  Class B ........................................   (19,801,205)   (29,371,107)
  Class C ........................................   (15,149,425)   (22,003,185)
  Institutional Class ............................   (49,270,474)   (73,953,502)
                                                   -----------------------------
                                                    (160,621,459)  (463,372,597)
                                                   -----------------------------
Increase in net assets derived from
  capital share transactions .....................    457,284,713   451,018,551
                                                   -----------------------------
Net Increase (Decrease) in Net Assets ............     (4,429,873)  811,360,814

Net Assets:
Beginning of period ..............................  1,487,011,595   675,650,781
                                                   -----------------------------
End of period .................................... $1,482,581,722 $1,487,011,595
                                                   =============================





                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Trend Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                         Year Ended
                                                             12/31/00(1)   6/30/00    6/30/99    6/30/98    6/30/97   6/30/96
                                                             (Unaudited)
Net asset value, beginning of period .......................   $27.800     $19.630    $18.550    $16.730    $18.160   $14.210
Income (loss) from investment operations:
  Net investment loss(2) ...................................    (0.069)     (0.188)    (0.140)    (0.126)    (0.075)   (0.127)
  Net realized and unrealized gain (loss) on investments ...    (4.786)     11.333      3.820      3.886      0.155     4.977
                                                             ----------------------------------------------------------------
  Total from investment operations .........................    (4.855)     11.145      3.680      3.760      0.080     4.850
                                                             ----------------------------------------------------------------
Less distributions:
  Distributions from net realized gain on investments ......    (2.115)     (2.975)    (2.600)    (1.940)    (1.510)   (0.900)
                                                             ----------------------------------------------------------------
  Total distributions ......................................    (2.115)     (2.975)    (2.600)    (1.940)    (1.510)   (0.900)
                                                             ----------------------------------------------------------------
Net asset value, end of period .............................   $20.830     $27.800    $19.630    $18.550    $16.730   $18.160
                                                             ================================================================
Total return(3).............................................   (19.13%)     63.86%     24.76%     23.97%      1.67%    35.53%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $848,108     $922,398   $504,007   $469,152   $428,309  $497,188
  Ratio of expenses to average net assets ..................    1.22%        1.29%      1.45%      1.34%      1.34%     1.31%
  Ratio of net investment income to average net assets .....   (0.54%)      (0.80%)    (0.87%)    (0.70%)    (0.47%)   (0.79%)
Portfolio turnover .........................................      46%          77%        86%       114%       115%       90%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Trend Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                          Year Ended
                                                             12/31/00(1)   6/30/00    6/30/99    6/30/98    6/30/97   6/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $26.180      $18.750    $17.960    $16.370    $17.920   $14.130
Income (loss) from investment operations:
  Net investment loss(2) ..................................    (0.152)      (0.348)    (0.248)    (0.252)    (0.189)   (0.248)
  Net realized and unrealized gain (loss) on investments ..    (4.473)      10.753      3.638      3.782      0.149     4.938
                                                             ----------------------------------------------------------------
  Total from investment operations ........................    (4.625)      10.405      3.390      3.530     (0.040)    4.690
                                                             ----------------------------------------------------------------
Less distributions:
  Distributions from net realized gain on investments .....    (2.115)      (2.975)    (2.600)    (1.940)    (1.510)   (0.900)
                                                             ----------------------------------------------------------------
  Total distributions .....................................    (2.115)      (2.975)    (2.600)    (1.940)    (1.510)   (0.900)
                                                             ----------------------------------------------------------------
Net asset value, end of period ............................   $19.440      $26.180    $18.750    $17.960    $16.370   $17.920
                                                             ================================================================
Total return(3) ...........................................   (19.42%)      62.74%     23.83%     23.09%      0.96%    34.55%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $247,646     $231,856    $86,463    $71,470    $55,047   $35,090
  Ratio of expenses to average net assets .................     1.94%        2.01%      2.17%      2.09%      2.09%     2.06%
  Ratio of net investment income to average net assets ....   ( 1.26%)      (1.52%)    (1.59%)    (1.45%)    (1.25%)   (1.54%)
  Portfolio turnover ......................................       46%          77%        86%       114%       115%       90%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.





                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Trend Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                              Period
                                                                Ended                          Year Ended           11/29/95(2)
                                                             12/31/00(1)   6/30/00    6/30/99   6/30/98    6/30/97   6/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $26.600      $19.010    $18.170    $16.540    $18.090   $15.460
Income (loss) from investment operations:
  Net investment loss(3) ..................................    (0.152)      (0.353)    (0.250)    (0.255)    (0.197)   (0.253)
  Net realized and unrealized gain (loss) on investments ..    (4.543)      10.918      3.690      3.825      0.157     3.233
                                                             ----------------------------------------------------------------
  Total from investment operations ........................    (4.695)      10.565      3.440      3.570     (0.040)    2.980
                                                             ----------------------------------------------------------------
Less distributions:
  Distributions from net realized gain on investments .....    (2.115)      (2.975)    (2.600)    (1.940)    (1.510)   (0.350)
                                                             ----------------------------------------------------------------
  Total distributions .....................................    (2.115)      (2.975)    (2.600)    (1.940)    (1.510)   (0.350)
                                                             ----------------------------------------------------------------
Net asset value, end of period ............................   $19.790      $26.600    $19.010    $18.170    $16.540   $18.090
                                                             ================================================================
Total return(4) ...........................................   (19.37%)      62.72%     23.82%     23.09%      0.95%    19.66%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $102,233      $74,924    $20,566    $14,259    $11,447    $6,359
  Ratio of expenses to average net assets .................     1.94%        2.01%      2.17%      2.09%      2.09%     2.06%
  Ratio of net investment income to average net assets ....    (1.26%)      (1.52%)    (1.59%)    (1.45%)    (1.28%)   (1.54%)
Portfolio turnover ........................................       46%          77%        86%       114%       115%       90%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Trend Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------



                                                             Six Months
                                                                Ended                          Year Ended
                                                             12/31/00(1)   6/30/00    6/30/99    6/30/98    6/30/97   6/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $28.630      $20.080    $18.870    $16.950    $18.330   $14.300
Income (loss) from investment operations:
  Net investment loss(2) ..................................    (0.034)      (0.121)    (0.095)    (0.082)    (0.034)   (0.087)
  Net realized and unrealized gain (loss) on investments ..    (4.951)      11.646      3.905      3.942      0.164     5.017
                                                             ----------------------------------------------------------------
  Total from investment operations ........................    (4.985)      11.525      3.810      3.860      0.130     4.930
                                                             ----------------------------------------------------------------
Less distributions:
  Distributions from net realized gain on investments .....    (2.115)      (2.975)    (2.600)    (1.940)    (1.510)   (0.900)
                                                             ----------------------------------------------------------------
  Total distributions .....................................    (2.115)      (2.975)    (2.600)    (1.940)    (1.510)   (0.900)
                                                             ----------------------------------------------------------------
Net asset value, end of period ............................   $21.530      $28.630    $20.080    $18.870    $16.950   $18.330
                                                             ================================================================
Total return(3) ...........................................   (19.02%)      64.37%     25.07%     24.35%      1.94%    35.88%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $284,595     $257,834    $64,615    $61,275   $120,319  $150,695
  Ratio of expenses to average net assets .................     0.94%        1.01%      1.17%      1.09%      1.08%     1.06%
  Ratio of net investment income to average net assets ....    (0.26%)      (0.52%)    (0.59%)    (0.45%)    (0.21%)   (0.54%)
Portfolio turnover ........................................       46%          77%        86%       114%       115%      90%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes

Notes to Financial Statements



December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Trust") is organized as a
Delaware business trust and offers five series, Delaware American Services Fund, Delaware Large Cap Growth Fund, Delaware Research Fund, Delaware Technology and Innovation Fund, and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Trend Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sale charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Fund is to provide long-term capital appreciation by investing in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $18,399 for the period ended December 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $10,848 for the period ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion. At December 31, 2000, the Fund had a liability for invest ment management fees and other expenses payable to DMC of $167,238.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)
The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At December 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $232,008.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. At December 31, 2000 the Fund had a liability for such fees payable to DDLP of $1,178.

For the period ended December 31, 2000, DDLP earned $217,821 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2000, the Fund made purchases of $671,684,076 and sales of $335,086,922 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2000, the cost of investments for federal tax purposes approximates the cost for book purposes. At December 31, 2000, the cost of investments was $1,159,837,268. At December 31, 2000, the net unrealized appreciation was $314,040,219 of which $454,714,009 related to unrealized appreciation of investments and $140,673,790 related to unrealized depreciation of investments.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:
                              Period              Year
                               Ended             Ended
                             12/31/00           6/30/00
Shares sold:
  Class A                    7,973,986         18,922,302
  Class B                    3,978,865          4,790,455
  Class C                    2,715,806          2,510,202
  Institutional Class        5,401,039          7,982,908

Shares issued upon reinvestment of
  distributions:

  Class A                    2,601,153          3,685,443
  Class B                      768,469            746,956
  Class C                      243,997            173,136
  Institutional Class          753,571            638,948
                            ----------         ----------
                            24,436,886         39,450,350
                            ----------         ----------

Shares repurchased:
  Class A                   (3,034,934)       (15,111,575)
  Class B                     (867,408)        (1,291,904)
  Class C                     (609,339)          (948,686)
  Institutional Class       (1,941,682)        (2,835,318)
                            ----------         ----------
                            (6,453,363)       (20,187,483)
                            ----------         ----------
Net increase                17,983,523         19,262,867
                            ==========         ==========
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants") participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at December 31, 2000 or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in smaller companies may be more volatile than investments in larger companies because of the limited financial resources of smaller companies or a dependence on narrow product lines.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                International and Global           Tax-Exempt Income
 o Technology and Innovation       o Emerging Markets Fund            o National High-Yield
    Fund                           o New Pacific Fund                    Municipal Bond Fund
 o American Services Fund          o Overseas Equity Fund             o Tax-Free USA Fund
 o Select Growth Fund              o International Equity Fund        o Tax-Free Insured Fund
 o Trend Fund                      o Global Equity Fund               o Tax-Free USA
 o Growth Opportunities Fund*      o Global Bond Fund                    Intermediate Fund
 o Small Cap Value Fund                                               o State Tax-Free Funds**
 o U.S. Growth Fund               Current Income
 o Tax-Efficient Equity Fund       o Delchester Fund                Stability of Principal
 o Social Awareness Fund           o High-Yield                       o Cash Reserve
 o Growth Stock Fund                  Opportunities Fund              o Tax-Free Money Fund
                                   o Strategic Income Fund
Total Return                       o Corporate Bond Fund            Asset Allocation
 o Blue Chip Fund                  o Extended Duration                o Foundation Funds
 o Devon Fund                         Bond Fund                          Growth Portfolio
 o Growth and Income Fund          o American Government                 Balanced Portfolio
 o Decatur Equity                     Bond Fund                          Income Portfolio
   Income Fund                     o U.S. Government
 o REIT Fund                          Securities Fund
 o Balanced Fund                   o Limited-Term
 o S&P 500 Fund                       Government Fund




 * Formerly known as DelCap Fund.
** Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota,
   New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
-----------------------
Philadelphia [ ] London                              For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com




This semi-annual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 ......................................................................................................................
BOARD OF TRUSTEES                               Thomas F. Madison                             Investment Manager
                                                President and Chief Executive Officer         Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                            Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                          International Affiliate
Philadelphia, PA                                Janet L. Yeomans                              Delaware International Advisers Ltd.
                                                Vice President and Treasurer                  London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                  National Distributor
Citadel Constructors, Inc.                                                                    Delaware Distributors, L.P.
King of Prussia, PA                                                                           Philadelphia, PA
                                                AFFILIATED OFFICERS
David K. Downes                                                                               Shareholder Servicing, Dividend
President and Chief Executive Officer           William E. Dodge                              Disbursing and Transfer Agent
Delaware Investments Family of Funds            Executive Vice President and                  Delaware Service Company, Inc.
Philadelphia, PA                                Chief Investment Officer, Equity              Philadelphia, PA
                                                Delaware Investments Family of Funds
John H. Durham                                  Philadelphia, PA                              2005 Market Street
Private Investor                                                                              Philadelphia, PA 19103-7057
Horsham, PA                                     Jude T. Driscoll
                                                Executive Vice President and
John A. Fry                                     Head of Fixed Income
Executive Vice President                        Delaware Investments Family of Funds
University of Pennsylvania                      Philadelphia, PA
Philadelphia, PA
                                                Richard J.Flannery
Anthony D. Knerr                                President and Chief Executive Officer
Consultant, Anthony Knerr & Associates          Delaware Distributors, L.P.
New York, NY                                    Philadelphia, PA

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC




(4229)                                                        Printed in the USA
SA-003 [12/00] BUR 2/01                                                    J6771